SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C. 20549



                              FORM 8-K
                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                           March 26, 2001

                        BELLSOUTH CORPORATION
          (Exact name of registrant as specified in its charter)


         Georgia                 1-8607            58-1533433
       (State or other          (Commission      (IRS Employer
       jurisdiction of           File Number)     Identification
       incorporation)                                 No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia    30309-3610
       (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code
                            (404) 249-2000

Item 5.  Other Events

Adoption of New Business Segments On March 26, 2001, BellSouth announced that it has adopted a new segment reporting structure. See Exhibit 99 for a complete copy of the related release and a copy of the newly adopted segment information.




Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

  99           Release and financial information

                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:  /s/ W. Patrick Shannon
      W. Patrick Shannon
      Vice President - Finance and
       Supply Chain Management
      March 26, 2001